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                                                           EXHIBIT 10.4.1

                         LEASE AMENDMENT

LESSOR:         ATHENAEUM REALTY NOMINEE TRUST

LESSEE:         BITSTREAM, INC.

DATE OF LEASE:  MARCH 17, 1992

PREMISES:       ATHENAEUM HOUSE, 215 FIRST STREET
                                 CAMBRIDGE, MASSACHUSETTS

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     WHEREAS, The LESSEE is in arrears on the payment of past rent due LESSOR;
and

     WHEREAS, the LESSEE is desirous of surrendering its occupancy of the third floor of the Leased Premises while continuing occupancy on the first and second floor, and continuing to use storage space in the basement;

     WHEREAS, the LESSOR is desirous of recouping back rent and is amenable to the proposed reduction in the Leased Premises, but only on certain conditions;

     NOW THERFORE, the parties agree as follows:

     1. Effective May 1, 1993 (the "Effective Date"), the Leased Premises shall be reconstituted to include only the following:

          a) 17,174 rentable square feet, more or less, on the first and second floor in the Building as shown on Exhibit A.

          b) 5,000 rentable square feet, more or less, in the basement of the Building, in such location as the LESSOR may designate, provided that any such location can be reasonably secured from entry by others. LESSOR reserves the right to relocate LESSEE'S basement space on reasonable notice and upon payment of the cost of relocation the items stored in the basement into the replacement basement space.

     2. The Base Rent for the Leased Premises shall be as of the Effective Date, $214,914.00; calculated as 17, 174 square feet of first and second floor space at $11.00 per rentable square feet. LESSEE shall pay gross rent on the 5,000 square feet of basement space at $5.00 per rentable square foot.

     3. As of the Effective Date, the number of parking spaces shall be reduced from 142 to 60; the Rent Adjustment percentage in Paragraph 5 shall be reduced from 14.5% to 6.03%; and LESSEE's right of first refusal and

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fit-up requirements set forth in Paragraphs 6 and 7 respectively shall be extinguished and deemed of no further force and effect.

        4. LESSEE shall make the following payments for past due amounts to LESSOR, which payments shall be in addition to any payments of Base Rent and/or operating expenses due on or after the August 1, 1993;

           a)   On or before July 16, 1993 the sum of $30,000.00;

           b)   On or before August 16, 1993 the sum of $50,000.00;

           c)   On or before September 16, 1993 the sum of $50,000.00;

           d)   On or before October 15, 1993 the sum of $20,137.25;

           e)   On or before December 17, 1993 the sum of $20,137.25;

           f)   On or before January 21, 1994 the sum of $20,137.25;

           g)   On or before February 11, 1994 the sum of $21,243.25.

        5. LESSEE shall also make the following payments to LESSOR as compensation for the release of LESSEE's being released from rent obligations after April 30, 1993 on its occupancy of the third floor;

           a)   On or before September 1, 1993, the sum of $35,000;

           b)   On or before January 7, 1993, the sum of $35,000;

           c) On or before the first of each month from February 1994 through April 1994, the sum of $10,000.

        6. The term of the Lease shall be extended through October 1, 1998. LESSEE shall have the option to terminate the Lease on September 30, 1995 (original expiration date) with ninety (90) days prior notice and the payment of a $10,000 termination payment at the time of said notice.

        7. If LESSEE makes the payments described in Paragraph 4 and 5 to LESSOR when due, LESSOR shall and does hereby release LESSEE from any and all claims for the monetary damages arising out of LESSEE's tenancy prior to the Effective Date of this Lease Amendment. In the event LESSEE fails to make the payments described in Paragraph 4 and 5 when due, LESSOR reserves any and all claims for damages it may have against LESSEE arising out of LESSEE's tenancy at the Leased Premises, and may seek damages either under the Lease or this Lease Amendment, whichever recovery may be greater.

        8. LESSEE releases any claims it had or may have had against LESSOR arising out of its tenancy of the Leased Premises prior to the Effective Date.
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        9.      Other than as set forth herein, the Lease between the parties shall be and is hereby affirmed in all respects.

        EXECUTED AS A SEALED INSTRUMENT THIS 7TH DAY OF SEPTEMBER, 1993.

ATHENAEUM NOMINEE REALTY TRUST           BITSTREAM, INC.

By /s/ Robert H. Jones                   /s/ C. Ray Boelig
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                       Trustee                               President
Duly Authorized Hereunto                 Duly Authorized Hereunto





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